THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Issued Date: May ____, 2016

US$200,000.00

10% SECURED CONVERTIBLE DEBENTURE

FOR VALUE RECEIVED, STRONGBOW RESOURCES INC., a Nevada corporation (the “Company”) promises to pay to ___________________ or its registered assigns (the “Holder”), the principal sum of two hundred thousand dollars ($200,000) in lawful currency of the United States (the “Principal Amount”) on November ____, 2016 (the “Maturity Date”), and to pay interest to the Holder on the aggregate then outstanding principal amount of this Debenture at a rate of 10% per annum, subject to Section 4 below, payable on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) in cash.  Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Issue Date until conversion or payment in full of the Principal Amount, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made.

This Debenture is subject to the following additional provisions:

1.

Subscription Agreement

This Debenture has been issued pursuant to a subscription agreement between the Company and the Holder dated May ____, 2016 (the “Subscription Agreement”) pursuant to which the Holder purchased this Debenture, and this Debenture is subject in all respects to the terms of the Subscription Agreement and incorporates the terms of the Subscription Agreement to the extent that they do not conflict with the terms of this Debenture.  This Debenture may not be transferred, assigned or exchanged.

2.

Events of Default

2.1

“Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(a)

any default in the payment of the Principal Amount of this Debenture, the Subscription Agreement or under the General Security Agreement, as defined below, when the same becomes due hereunder or thereunder, or if the Company makes default in the observance or performance of something required to be done or some covenant or condition required to be observed or performed herein, the Subscription Agreement or in the General Security Agreement and, if such default is capable of being cured by the Company, the same is not cured within 15 calendar days (or, if such default is capable of being cured by the Company but not within such period of time and the Company has commenced taking action to cure such default within such period of time and diligently and in good faith continues taking such action, such greater period of time, not exceeding an additional 15 calendar days as may be necessary to cure such default); and

(b)

the Company shall commence, or there shall be commenced against the Company a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing.

2.2

If any Event of Default occurs, subject to any cure period, the full Principal Amount, together with interest and other amounts owing in respect thereof to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash.  Upon payment of the full Principal Amount, together with interest and other amounts owing in respect thereof, in accordance herewith, this Debenture shall promptly be surrendered to or as directed by the Company.  The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it.  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3.

Security

As security for the obligations of the Company to the Holder pursuant to this Debenture, the Holder and the Company agree to enter into the General Security Agreement.

4.

Conversion

4.1

At any time while the Principal Amount is outstanding, the Principal Amount then outstanding (together with any accrued but unpaid interest thereon) (the “Indebted Amount”) may be converted into units of the Company (each, a “Unit”) at the option of the Holder for all but not less than all the Indebted Amount, at any time until the Maturity Date.  Each Unit will be comprised of one common share in the capital of the Company (each, a “Share”) and one non-transferable share purchase warrant (each, a “Warrant”).  Each Warrant will entitle the Holder to acquire an additional Share at the exercise price of $0.40 per Share for a period of two years from the Closing Date.

4.2

The Holder shall effect a conversion by delivering to the Company a duly completed and executed Notice of Conversion in the form attached hereto as Schedule A (a “Notice of Conversion”), specifying the aggregate amount of the Principal Amount to be converted and the date on which such conversion is to be effected (a “Conversion Date”), which date shall not be more than ten (10) days following the date of delivery of the Notice of Conversion.  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that is five (5) days following the date of delivery of the Notice of Conversion.

4.3

The number of Units issuable upon conversion of the Debenture shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the Indebted Amount being converted and (y) is $0.40 per Unit (the “Conversion Price”), subject to adjustment as set out herein.

4.4

Not later than ten (10) Business Days after any Conversion Date, the Company will deliver to the Holder certificates representing the number of Shares and Warrants being issued, which certificates shall bear such restrictive legends and trading restrictions as are required by applicable laws.

4.5

If the Company shall at any time or from time to time, while any Principal Amount is still outstanding, effect a subdivision or consolidation of the outstanding Shares, the Conversion Price in effect immediately before a subdivision shall be proportionately decreased, and, conversely, the Conversion Price in effect immediately before a consolidation shall be proportionately increased.  Any adjustment under this Section 4.5 shall become effective at the close of business on the date the subdivision or consolidation becomes effective.

4.6

If at any time while any Principal Amount is outstanding, (i) the Company effects any merger or combination of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Shares are permitted to tender or exchange their Shares for other securities, cash or property, or (iv) the Company effects any reclassification or recapitalization of the Shares or any compulsory share exchange pursuant to which the Shares are effectively converted into or exchanged for other securities, cash or property (other than a subdivision, consolidation or dividend provided for elsewhere in this Section 4) (in any such case, a “Fundamental Change”), then, upon any subsequent conversion of a Principal Amount, the Holder shall have the right to receive, for each Unit that would have been issuable upon such conversion absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of one Share (the “Alternate Consideration”).  If holders of Shares are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Principal Amount following such Fundamental Change.

4.7

Upon a conversion hereunder, the Company shall not be required to issue certificates representing fractions of Shares and Warrants, and the Company shall be entitled to round the number of Shares and Warrants down to the nearest whole number. The Holder agrees to waive any rights or entitlements to fractional Shares and Warrants that the Holder may have in connection with a conversion hereunder.

5.

Notices

Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, shall be in writing, sent by a nationally recognized overnight courier service or by facsimile, addressed to the Company, Attn: President at the facsimile telephone number or address of the Company appearing on the books of the Company or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or email, sent by a nationally recognized overnight courier service addressed to the Holder at the email or facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the address of the Holder to which this Debenture was delivered.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Pacific Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Pacific Standard Time) on any date and earlier than 11:59 p.m. (Pacific Standard Time) on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

6.

Definitions

For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and (ii) the following terms shall have the following meanings:

(a)

“Business Day” means any day except Saturday, Sunday and any day which shall be a provincial legal holiday in the British Columbia or a day on which banking institutions in the Province of British Columbia are authorized or required by law or other government action to close.

(b)

“General Security Agreement” means the General Security Agreement to be entered into between the Holder and the Company which secures the obligations of the Company in favor of the Holder issued pursuant to the Debenture.

(c)

“Issue Date” shall have the meaning shown on the first page of this Debenture.

(d)

“Offering” has the meaning set out in the subscription agreement between the Company and the Holder of even date.

(e)

“Outstanding Principal” has the meaning set out in Section 4 hereto.

(f)

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

(g)

 “Subscription Agreement” means the Subscription Agreement, dated as of May ____, 2016, to which the Company and the Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

7.

Replacement of Debenture if Lost or Destroyed

If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

8.

Governing Law

All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the Province of British Columbia, without regard to the principles of conflicts of law thereof.

9.

Waivers

Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture.  Any waiver must be in writing.

10.

Usury

If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

11.

Next Business Day

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

STRONGBOW RESOURCES INC. Per: ____________________________ Authorized Signatory

SCHEDULE “A”
NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert all of the Indebted Amount under the Debenture (the “Debenture”) dated May ____, 2016 between Strongbow Resources Inc., a company incorporated pursuant to the laws of the State of Nevada (the “Company”) and the undersigned, into Units according to the terms and conditions of the Debenture, as of the date written below.  If Shares and Warrants are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. Capitalized terms used herein and not otherwise defined shall have the meanings set out in the Agreement. The undersigned represents that, at the time of notice of conversion, all of the representations and warranties contained in the Subscription Agreement between the Company and the undersigned pursuant to which the Debenture was issued are true and accurate.

The undersigned agrees to comply with applicable securities laws in connection with any transfer of the aforesaid Debenture:

Conversion Date:
Applicable Conversion Price:	$
Aggregate amount of Principal Amount	$
Number of Shares and Warrants:
Register the Shares and Warrants in the following name and address:

Signature of the Holder:
Name:
Address for delivery of Shares and Warrants:

Phone Number:
Email Address: